November 2, 2009

Supplement

SUPPLEMENT DATED NOVEMBER 2, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 27, 2009

The sections of the Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Covered Call Put Writing and Purchasing Call and Put Options" is hereby deleted and replaced with the following:

Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.